UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2013 (November 5, 2013)

Oxford Resource Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34815	77-0695453
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

41 South High Street, Suite 3450
Columbus, OH 43215
(Address of principal executive office) (Zip Code)

(614) 643-0314
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

In accordance with General Instruction B.2 of Form 8-K, the following information and the exhibits referenced therein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On November 5, 2013, Oxford Resource Partners, LP announced via press release its earnings and operating results for the third quarter ended September 30, 2013. A copy of the press release covering such announcement and certain other matters is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

     (d) Exhibits

99.1	Press Release dated November 5, 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Oxford Resource Partners, LP
	By:	Oxford Resources GP, LLC,
its general partner

Dated: November 5, 2013	By:	/s/ Bradley W. Harris
		Name:	Bradley W. Harris
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Press Release dated November 5, 2013